EXHIBIT 10.1

                                    AGREEMENT
B E T W E E N:

                           CYBERPORT NIAGARA INC.
                           a private Ontario Corporation
                                            (hereinafter called "Cyberport")
                           - and -

                           TELLURIAN, INC.
                           a public Delaware (USA) Corporation
                                           (hereinafter called "Tellurian")

                           - and -

                           NEWMAN BROS. LIMITED
                           PHOENIX WOOD PRODUCTS CORPORATION (formerly
                             known as Trigin Management Corporation)
                           STAR TILE CENTRE LIMITED
                           ECCO ELECTRIC LIMITED
                           DBN DRYWALL & ACOUSTICS LIMITED
                           EXPOPLEX INCORPORATED

                                           (hereinafter collectively called
                                            the "Claimants")

WHEREAS the Claimants are presently owed $1,865,559.00 (plus any additional amount that may be shown to be owed on closing for Goods and Services Tax) for the supply of services and materials to the Cyberport facility at 5781 Ellen Avenue, Niagara Falls, Ontario, legally described as set out in Schedule "A" attached hereto, said facility being owned by 1174757 Ontario Inc. and leased to Cyberport Niagara Inc.;

AND WHEREAS a number of the Claimants have registered Claims for Lien against the title to said premises pursuant to the Construction Lien Act;

AND WHEREAS the Claimants, Cyberport and 1174757 have agreed to settle all claims and counterclaims in regards to the supply of services and materials to the said premises;

NOW WITNESS THAT IN CONSIDERATION of the mutual covenants and agreements herein and subject to the terms and conditions in this agreement, the parties hereto covenant and agree as follows:

1. The Claimants hereby agree to assign, concurrently with the closing of this settlement agreement, to 1174757, $1,000,000.00 worth of the total amount of $1,865,559.00 presently owed to them for the supply of services and materials to the Cyberport facility.


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2.       The Claimants hereby further agree to provide the law firm of Broderick and Associates a properly executed Release/Discharge of each of their respective Claims for Lien, to be held by such law firm in trust pending the completion of this settlement agreement.

3. The Claimants hereby further agree to provide to the law firm of Broderick and Associates a properly executed Consent to an Order for dismissal of each of their respective Court Actions commenced regarding this matter, without costs, discharging their respective Claims for Lien and vacating their respective Certificates of Action, to be held by such law firm in trust pending the completion of this settlement agreement.

4. Newman Bros. Limited hereby acknowledges that Unistrut Canada Limited and PRW Excavating Contractors Ltd. are subcontractors of Newman Bros. Limited and each have registered a Claim for Lien and Certificate of Action against the premises and each have refused to join in this agreement. Accordingly, Newman Bros. Limited hereby agrees to bring, at its cost, immediately upon the closing of this settlement, an application pursuant to the Construction Lien Act to obtain a Court Order vacating from the title to the premises the said Claims for Lien and Certificates of Action of these two subcontractors. Newman Bros. Limited shall also provide Cyberport, 1174757 and the mortgagees of the premises with an indemnity with respect to the claim/action commenced by the two said subcontractors.

5. The Claimants hereby further agree to provide to the law firm of Broderick and Associates a property executed Release of Cyberport, Tellurian and 1174757 Ontario Inc. of all claims against their companies by the Claimants in relation to the supply of services and materials to the Cyberport facility, save and except any claim resulting from the terms of this Agreement and any agreement entered into by the Claimants and 1174757 Ontario Inc. in regards to this matter said Release to be held by said law firm in trust pending the completion of this settlement agreement.

6. The Claimants hereby further agree to subscribe for $865,559.00 worth of Series "B" Special Shares in Cyberport at $1.00 per share and shall assign $865,559.00 worth of debt owed to them by Cyberport, being the balance of the monies owed to them for the supply of services and materials to the Cyberport facility, and Cyberport shall accept such assignment as payment in full for the shares so subscribed for. The parties acknowledge that the subscription amount may increase due to any Goods and Services Tax that may be found owing on closing, such adjustment to be at the same rate of 1 share for each $1.00 owed. All references hereinafter to the 865,559 said shares shall be amended accordingly, in the event that this subscription amount increases as provided for herein.

7. The Series "B" Special Shares to be issued shall have the following rights, privileges, restrictions and conditions:

         a)       they shall be limited to 865,559 in number,

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         b)       they shall have a subscription price of $1.00 per share,

         c) they shall have a preferred 12% annual cumulative cash dividend, payable quarterly, with the first payment due June 30, 1998,

         d) in the event of liquidation, dissolution or winding up of Cyberport, the holder of each share shall be entitled to receive the subscription price for each share held together with all unpaid dividends declared thereon, said payment to be in priority to all other issued shares in Cyberport,

         e) Cyberport shall have the right to redeem any or all of said shares at any time prior to October 10, 1998 at a redemption price equal to 110% of the subscription price. The payment of such redemption price shall include payment of any accrued and unpaid dividend payment that may be outstanding at the time of such redemption,

         f)       they shall be non-voting shares.

8. In the event that Cyberport has not redeemed all of said Series "B" Special Share on or prior to October 10, 1998, then the Claimants shall have the right until December 31, 1998 after which time if not exercised such right shall expire, and Tellurian shall honour such right, to have their Cyberport Series "B" Special Shares exchanged for common stock in Tellurian at the conversion rate of 2.28 Series "B" Special Shares in Cyberport for each common stock in Tellurian. Any such exchange by the Claimants shall include the rights to any accrued and unpaid dividends owing on the Cyberport stock at the time of said exchange.

9. All parties recognize that the Tellurian common stock described in paragraph 5 herein is "restricted" stock, meaning that the stock may not be sold or otherwise transferred within one year of issuance and then only in accordance with securities laws unless the securities have been registered for resale pursuant to the Securities Act of 1933
         (USA), as amended or an exemption from registration is available to permit such transfer.

10.      Cyberport hereby represents and warrants that:

         a) at present time that the issued capital of Cyberport consists of 1,000 common shares only,

         b) that at the time that the 865,559 Series "B" Special Shares as described above are issued in accordance with this agreement the said 1,000 common shares will be the only issued shares in the capital of Cyberport,

         c)       that  until such time as all of the said  Series  "B"  Special
                  Shares are either redeemed by Cyberport or are exchanged by the Claimants for stock in Tellurian, Cyberport will not create or issue any further new shares having any priority to the Series "B" Special Shares and will not issue any further Series "B" Special Shares,

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         d)       that Tellurian is the sole shareholder of Cyberport,

         e) that Stuart French, David Turner and Michael Turner are the current directors of Cyberport,

         f) that Michael Hurd is the President, Stuart French is the Vice President and David Turner is the Secretary of Cyberport,

         g) that David Turner is authorized on behalf of Cyberport to execute this agreement and that it shall be a binding obligation of Cyberport,

         h) A solicitor's opinion regarding the validity of Cyberport's actions herein will be provided on closing,

         i) a Certificate of Incumbency will be provided on closing, and

         j) the Board of Directors of Cyberport shall be increased from three to five and the Claimants shall be entitled to appoint two persons to the Board to hold office until such time as all of the Series "B" Special Shares held by the Claimants have been redeemed or are exchanged for stock in Tellurian. The two nominated directors by the Claimants shall be Canadian residents.

11. Tellurian hereby represents and warrants:

         a) the only issued and authorized stock in the company is common stock, all of which have the same rights and privileges and are the same stock described in this agreement,

         b) that Stuart French, Richard Swallow, Ronald Swallow, James Lin and Peter Colgan are the current directors of Tellurian,

         c) that Stuart French is the President, Ronald Swallow is Vice-President, Michael Hurd is Vice-President and Richard Swallow is Secretary of Tellurian,

         d) that Michael Hurd is authorized on behalf of Tellurian to execute this agreement and that it shall be binding obligation of Tellurian,

         e) a Certificate of Incumbency will be provided on closing, and

         f) an attorney's opinion regarding the validity of Tellurian's actions herein shall be provided on closing.

12.   Time is of the essence of this agreement.


13. This agreement supersedes and takes the place of any and all prior agreements entered into by the parties. It is agreed that

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         there is no representation, warranty, collateral agreement or condition affecting this agreement except as expressed in it.

14. No change or modification of this agreement shall be valid unless it be in writing and signed by each party hereto.

15. This agreement shall be governed by and construed in accordance with the laws of the Province of Ontario, Canada.

16. This agreement shall enure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the parties hereto.

17. For the convenience of the parties hereto, this Agreement may be executed in one or more counterparts, and transmitted by facsimile transmission, each of which shall be deemed to be an original for all purposes and shall constitute one agreement, binding on all parties.

18. In order to be binding, this agreement must be signed by all parties, and Broderick and Associates (on behalf of the Claimants) and Blackadder, Green, Marion, Halinda and Wood (on behalf of Cyberport and Tellurian) each having a facsimile copy evidencing each party's signature, on or before March 26, 1998 at 10 am, otherwise this agreement shall be null and void.

19. This settlement shall be effected on March 26, 1998 at which time all documents described herein shall be exchanged by the parties. At such closing the Claimants are also to receive from 1174757 all documents and security agreed upon as between those parties with respect to the Claimants assignment of $1,000,000.00 of their debt to 1174757.

20. The Claimants all agree that all of the shares to be issued to them pursuant to this agreement contained in one share certificate and shall be engrossed in favour of "Phoenix Wood Products Corporation in Trust and Newman Bros. Limited in Trust".

IN RECOGNITION OF THE ABOVE, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date set out beside their respective signatures.

                                         CYBERPORT NIAGARA INC.
                                         Per:


Date:March 26, 1998                      /s/ David Turner
                                         ---------------------------------------
                                         Name/Title: David Turner/Secretary
                                         I have the authority to bind the
                                         Corporation

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                                         TELLURIAN, INC.
                                         Per:


Date: March 26, 1998                     /s/ Michael Hurd
                                         ---------------------------------------
                                         Name/Title: Michael Hurd/Vice President
                                         I have the authority to bind the
                                         Corporation


                                         NEWMAN BROS. LIMITED
                                         Per:


Date: March 26, 1998                     /s/ David Bennett
                                         ---------------------------------------
                                         Name/Title:David Bennett/President
                                         I have the authority to bind the
                                         Corporation


                                         PHOENIX WOOD PRODUCTS CORPORATION
                                         Per:


Date: March 26, 1998                     /s/ William Diggan
                                         ---------------------------------------
                                         Name/Title:William Diggan/President
                                         I have the authority to bind the
                                         Corporation


                                         STAR TILE CENTRE LIMITED
                                         Per:


Date: March 26, 1998                     /s/ Hans Haltjes
                                         ---------------------------------------
                                         Name/Title:Hans Haltjes/President
                                         I have the authority to bind the
                                         Corporation


                                         ECCO ELECTRIC LIMITED
                                         Per:


Date: March 26, 1998                     /s/ William Heelis
                                         ---------------------------------------
                                         Name/Title:William Heelis/
                                         Authorized Solicitor
                                         I have the authority to bind the
                                         Corporation


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                                         DBN DRYWALL & ACOUSTICS LIMITED
                                         Per:


Date: March 26, 1998                     /s/ Ron Grossi
                                         ---------------------------------------
                                         Name/Title: Ron Grossi, President
                                         I have the authority to bind the
                                         Corporation


                                         EXPOPLEX INCORPORATED
                                         Per:


Date: March 26, 1998                     /s/ William Diggan
                                         ---------------------------------------
                                         Name/Title:William Diggan/Assignee of
                                         Expoplex Incorporated
                                         I have the authority to bind the
                                         Corporation

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